UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

PEDIATRIC SERVICES OF AMERICA, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-23946	58-1873345
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

310 Technology Parkway, Norcross, Georgia	30092-2929
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 441-1580

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 18, 2005, Pediatric Services of America, Inc. (the “Company”) completed the sale of selected assets of its pharmacy reportable segment (the “Pharmacy Business”) to Accredo Health Group, Inc., a wholly-owned subsidiary of Medco Health Solutions, Inc. (“Accredo”). These assets of the pharmacy segment provided specialty injectable medications and related nursing services to patients with a variety of chronic and acute conditions. These medications included hemophilia factor, growth hormone and IVIG. As part of the transaction, the Company and Accredo entered into a management and transition services agreement that provides for the collection of outstanding accounts receivable and other items. The Company retained the Pensacola, Florida unit dose pharmacy and certain other assets of the Pharmacy Business. At the closing, the Company received cash proceeds of approximately $72 million. The purchase price in the transaction was determined by arms-length negotiations between the parties. The Company expects to use a portion of the proceeds from the sale to complete the purchase of its 10% Senior Subordinated Notes due 2008. In addition, as disclosed in the Company’s 8-K filing dated November 11, 2005, the Company terminated the Credit Agreement, dated as of January 27, 2004 by and among Pediatric Services of America, Inc., a Delaware corporation, Pediatric Services of America, Inc., a Georgia corporation, PSA Licensing Corporation, PSA Properties Corporation, PSA Capital Corporation, Pediatric Home Nursing Services, Inc. (as “Borrowers”) and General Electric Capital Corporation (as “Lender”) (the “Credit Agreement”). The Credit Agreement consisted of a $10 million revolving credit facility and a $10 million acquisition credit facility which remained unused. None of the Company, its affiliates, or the Company’s directors or officers, has any material relationship with Accredo Health, Incorporated or Medco Health Solutions, Inc. The asset purchase agreement contains a provision for a post closing final assessment of assets sold as of November 18, 2005. This is expected to be completed by December 31, 2005. In the event that the final post closing valuation of certain working capital assets sold is less than the minimum amount stipulated in the agreement, a final purchase price adjustment will be paid in cash by the Company.

The foregoing description of the disposition of the Pharmacy business does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Statements.

The un-audited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and related notes of the Company. The un-audited pro forma condensed consolidated financial information is provided for informational purposes only and are not necessarily indicative of the results that would have occurred if the sale of the pharmacy business had occurred on the date indicated or the expected financial position or results of operations in the future. This information includes pro forma adjustments which reflect the disposition of the business, the redemption of our 10% Senior Subordinated Notes (“Notes”) and the termination of the Credit Agreement.

Pediatric Services of America, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2005

(in thousands)

	Historical	Sale of Pharmacy Segment (a)	Other Adjustments		Pro Forma As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$14,157	$52,787	$(20,752	)(b)	$46,192
Accounts receivable, less allowances for doubtful accounts of historical and pro forma as adjusted of $4,193 and $3,204, respectively	38,861	(13,411)			25,450
Prepaid expenses	2,029	(80)			1,949
Deferred income taxes	8,131				8,131
Workers’ compensation loss fund	3,690				3,690
Inventory	3,779	(3,779)			—
Insurance recoveries	1,465				1,465
Other current assets	239				239

Total current assets	72,351	35,517	(20,752)		$87,116

Property and equipment:
Home care equipment held for rental	33,887	(976)			32,911
Furniture and fixtures	13,272	(433)			12,839
Vehicles	500				500
Leasehold improvements	3,185	(162)			3,023

	50,844	(1,571)	—		49,273
Accumulated depreciation and amortization	(40,370)	1,327			(39,043)

	10,474	(244)	—		10,230

Other assets:
Goodwill, less accumulated amortization of historical and pro forma as adjusted of approximately $9,613 and $6,370, respectively	36,540	(10,647)			25,893
Certificates of need, less accumulated amortization of approximately $644	29				29
Deferred financing fees, less historical accumulated amortization of approximately $775	596		(596	) (b)	—
Noncompete agreements, less accumulated amortization of approximately $1,249	31				31
Workers’ compensation bond collateral	1,514				1,514
Insurance cash surrender value and recoveries	5,080				5,080
Other	318	(25)			293

	44,108	(10,672)	(596)		32,840

Total assets	$126,933	$24,601	$(21,348)		$130,186

See accompanying notes to unaudited pro forma.

Pediatric Services of America, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2005

(in thousands)

	Historical	Sale of Pharmacy Segment (a)	Other Adjustments		Pro Forma As Adjusted
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,240				$5,240
Accrued compensation	5,331	(180)			5,151
Accrued insurance	5,107				5,107
Refunds payable	1,273				1,273
Accrued interest	489				489
Other accrued liabilities	3,295	(49)	(424	)(b)	2,822
Deferred revenue	796				796
Current maturities of long-term obligations	43	(43)			—

Total current liabilities	21,574	(272)	(424)		20,878

Long-term accrued insurance	10,563				10,563
Deferred compensation	1,678				1,678
Deferred income taxes	686				686
Long-term obligations, net of current maturities	20,354	(4)	(20,350	)(b)	—

Total liabilities	54,855	(276)	(20,774)		33,805

Redeemable preferred stock, $.01 par value, 2,000 shares authorized, no shares issued and outstanding	—				—

Stockholders’ equity:
Common stock, $.01 par value, 80,000 shares authorized 7,254 shares issued and outstanding at June 30, 2005	73				73
Additional paid-in capital	52,139				52,139
Retained earnings	19,866	24,877	(574	)(b)	44,169

Total stockholders’ equity	72,078	24,877	(574)		96,381

Total liabilities and stockholders’ equity	$126,933	$24,601	$(21,348)		$130,186

See accompanying notes to unaudited pro forma.

Pediatric Services of America, Inc.

Unaudited Pro Forma Condensed Statement of Operations

Nine Months Ended June 30, 2005

(in thousands, except per share data)

	Nine Months Ended June 30, 2005	Reclassification Adjustments (c)	Pro Forma Adjustments		Pro Forma
Net revenue	$191,555	$(61,778)			$129,777
Costs and expenses:
Costs of goods and services	110,669	(45,219)			65,450
Other operating costs and expenses
Salaries, wages and benefits	32,983	(6,147)			26,836
Business insurance	5,577	(652)			4,925
Overhead	12,809	(1,902)			10,907

Other operating costs and expenses	51,369	(8,701)	—		42,668
Corporate, general and administrative
Salaries, wages and benefits	10,211				10,211
Business insurance	152				152
Professional services	3,029				3,029
Overhead	2,214				2,214

Corporate, general and administrative	15,606	—	—		15,606
Provision for doubtful accounts	2,436	(85)			2,351
Depreciation and amortization	3,242	(256)			2,986

Total costs and expenses	183,322	(54,261)	—		129,061

Operating income	8,233	(7,517)	—		716
Other income	65				65
Interest income	149				149
Interest expense	(1,873)		1,805	(d)	(68)

Income from continuing operations, before income tax expense	6,574	(7,517)	1,805		862
Income tax expense	2,468	(2,907)	772	(e)	333

Income from continuing operations	$4,106	$(4,610)	$1,033		$529

Income per share data:
Basic income from continuing operations	$0.57				$0.07

Diluted income from continuing operations	$0.54				$0.07

Weighted average shares outstanding:
Basic	7,185				7,185

Diluted	7,598				7,598

See accompanying notes to unaudited pro forma.

Pediatric Services of America, Inc.

Unaudited Pro Forma Condensed Statement of Operations

Twelve Months Ended September 30, 2004

(in thousands, except per share data)

	Year Ended September 30, 2004	Reclassification Adjustments (c)	Pro Forma Adjustments		Pro Forma
Net revenue	$239,774	$(77,167)			$162,607
Costs and expenses:
Costs of goods and services	135,236	(54,830)			80,406
Other operating costs and expenses
Salaries, wages and benefits	42,705	(7,098)			35,607
Business insurance	7,532	(783)			6,749
Overhead	16,529	(2,330)			14,199

Other operating costs and expenses	66,766	(10,211)	—		56,555
Corporate, general and administrative
Salaries, wages and benefits	15,768				15,768
Business insurance	148				148
Professional services	2,804				2,804
Overhead	2,942				2,942

Corporate, general and administrative	21,662	—	—		21,662
Provision for doubtful accounts	3,652	(86)			3,566
Depreciation and amortization	3,774	(215)			3,559

Total costs and expenses	231,090	(65,342)	—		165,748

Operating income	8,684	(11,825)	—		(3,141)
Other income	5				5
Interest income	139				139
Interest expense	(2,378)		2,311	(d)	(67)

Income (loss) from continuing operations, before income tax expense	6,450	(11,825)	2,311		(3,064)
Income tax expense (benefit)	2,438	(4,494)	892	(e)	(1,164)

Income (loss) from continuing operations	$4,012	$(7,331)	$1,419		$(1,900)

Income (loss) per share data:
Basic income (loss) from continuing operations	$0.58				$(0.27)

Diluted income (loss) from continuing operations	$0.54				$(0.27)

Weighted average shares outstanding:
Basic	6,948				6,948

Diluted	7,374				6,948

See accompanying notes to unaudited pro forma.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

See the introduction to pro forma financial information. The un-audited pro forma condensed consolidated balance sheet was prepared assuming the disposition occurred as of June 30, 2005 and included pro forma adjustments as follows:

a)	To record the disposition of assets and liabilities for our pharmacy business. The cash proceeds of $52,787 are net of tax expense relating to the gain on the sale calculated at statutory rates.

b)	To record the redemption of our Notes, related accrued interest for the Notes and the related write-off of the deferred financing fees for both the Notes and the Credit Agreement.

The un-audited pro forma condensed consolidated statement of operations for the year ended September 30, 2004 and the nine months ended June 30, 2005 have been presented as if the disposition were completed as of October 1, 2003. These statements do not contemplate any investment income from the proceeds. These statements include pro forma adjustments as follows:

c)	To reclassify the operations of our pharmacy business in connection with the disposition as discontinued operations.

d)	To reduce interest expense on our Notes and GE Capital Credit Agreement as a result of their respective payoffs.

e)	To record estimated tax expense (benefit) on the pro forma income at statutory rates.

(d) Exhibits.

2.1 Asset Purchase Agreement, dated October 7, 2005, by and among Accredo Health Group, Inc., the Company, Pediatric Services of America, a Georgia Corporation and PSA Capital Corporation (filed as Exhibit 2.1 to the Company’s Form 8-K filed October 12, 2005 and incorporated herein by reference).

99.1 Press Release dated November 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.
(Registrant)

Date: November 23, 2005	By:	/s/ James M. McNeill
James M. McNeill Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

2.1	Asset Purchase Agreement, dated October 7, 2005, by and among Accredo Health Group, Inc., the Company, Pediatric Services of America, a Georgia Corporation and PSA Capital Corporation (filed as Exhibit 2.1 to the Company’s Form 8-K filed October 12, 2005 and incorporated herein by reference).

99.1	Press Release dated November 21, 2005.